Investor Meetings M J l 2014ay – u y 1

Cautionary Note Regarding Forward-Looking Statements The Private Securities Litigation Reform Act of 1995 provides issuers the opportunity to make cautionary statements regarding forward-looking statements. Accordingly, any forward-looking statement contained in this presentation is based on management’s current beliefs, assumptions and expectations of the Company’s future performance, taking into account all information currently available to management. These beliefs, assumptions and expectations can change as the result of many possible events or factors, not all of which k t t If h th C ’ b i fi i l diti li idit ltare nown o managemen . a c ange occurs, e ompany s us ness, nanc a con on, qu y, resu s of operations, plans and objectives may vary materially from those expressed in the forward-looking statements. The risks and uncertainties that may affect the actual results of the Company include, but are not limited to, the following: • catastrophic events and the occurrence of significant severe weather conditions; • the adequacy of loss and settlement expense reserves; • state and federal legislation and regulations; • changes in the property and casualty insurance industry, interest rates or the performance of financial markets and the general economy; • rating agency actions; • “other-than-temporary” investment impairment losses; and • other risks and uncertainties inherent to the Company’s business, including those discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K. Management intends to identify forward-looking statements when using the words “believe,” “expect,” “anticipate,” “estimate,” “project,” or similar expressions. Undue reliance should not be placed on these forward-looking statements. The Company disclaims any obligation to update such statements or to announce publicly the results of any revisions that it may make to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. 2

Key Reasons to Invest in EMCI  Access to a large capital base and a diversified and seasoned book of business  Regional, decentralized operating structure (Midwest focus)  Strong organic growth in existing markets  Proven ability to deliver attractive returns to shareholders:  Compound annual total shareholder return of 8.7 percent over the past 10 years and 11.4 percent over the past 20 years*  Dividend yield of 2.6 percent as of 3/31/2014  Conservative balance sheet  Experienced senior management 3 * Source: Bloomberg as of 3/31/2014

Who We Are  Downstream holding company of Employers Mutual Casualty Company (EMCC)  Trade on NASDAQ OMX: EMCI  Property and Casualty Insurance Segment (76% of total earned premiums)  2,100 independent agency relationships  40 state distribution network  30% participation in EMCC pool  Diversified premiums (87% commercial / 13% personal)  Reinsurance Segment (24% of total earned premiums)  88% of business comes from 18 brokers (e.g. AON, Guy Carpenter, etc.)  12% of business comes from participation in the MRB underwriting association  100% Quota Share Agreement with EMCC, but some contracts written directly  Excess of Loss Agreement with EMCC  EMCC has been assuming reinsurance business since 1951 Reins. Segment $122.8 P&C Ins. Segment $392.7 EMCC, EMCI consists of the property and casualty insurance segment (30% of the inter-company pool) plus the reinsurance 2013 Earned Premiums Subs. & Affil. $924.1 segment (green sections) or approximately 35% of EMC Insurance Companies’ earned premiums. EMC Insurance Companies consists of EMCI and its subsidiaries and ($ in millions) 4 Employers Mutual and its subsidiaries and affiliate. Earned premiums for EMC Insurance Companies totaled approximately $1.44 billion in 2013.

Corporate Structure Employers Mutual Casualty Company Public Shareholders (Founded in 1911) 58.3%* 41.7%* EMC Insurance Group Inc. (IPO in 1982 – Follow-on offerings in 1985 and 2004) Property and Casualty Insurance Segment Reinsurance Segment 5 *Ownership as of March 31, 2014

Benefits of the Pooling Agreement  Spread risk over a wide range of geographic locations, lines of insurance written, rate filings, commission plans and policy forms  Benefit from capacity of the entire pool:  $1.35 billion in net premiums written in 2013  $1 31 billion of statutory surplus as of 12/31/2013. billio statutor surplu 12/31/201  “A” (Excellent) rating with stable outlook from A.M. Best Company  Network of 2,100 insurance agencies in 40 state distribution network  Merger and acquisition flexibility  Economies of scale in operations and purchase of reinsurance 6

EMC Reinsurance Company’s 2013 E f L A t ith EMCCxcess o oss greemen wit Retention amount per event:  First $4 million  20 percent of any losses between $4 million and $10 million  10 percent of any losses between $10 million and $50 million Cost of coverage:  9 percent of total assumed reinsurance premiums written Noteworthy items:  No events in 2013 over $4 million retention amount  2014 cost of coverage reduced to 8 percent of total assumed reinsurance premiums written 7

Diversified Book of Business Reinsurance Net Premiums Earned Through December 31, 2013 P&C Insurance Segment 24% $122.8 million Segment 76% $392.7 million Commercial Auto 22.0%Bonds 1 9% Personal Auto 6.9% Homeowners 5.8% Cat / Aggr. XS 20.1% Crop Casualty and Other 14.6% Commercial Liability 19 9% Workers' Comp 21 2% . Other Property XS Marine / Aviation 12.0% 3.6% Domestic 85% . Commercial P t . 32.1%Property Pro Rata 17.6% 8 International (mainly Europe & Japan) 15% roper y 22.3%

Local Service Focus 9 Color coding indicates territories served by each branch, while each “dot” is an agency

Value of Local Market Presence  Decentralized Decision Making/Guided Autonomy:  Marketing  Underwriting  Risk Improvement  Claims  Strengthens agency relationships, extracts their best business generally resulting in a superior loss ratio  Develop products marketing strategies and pricing targeted to specific , marketin targete territories  Individual approaches within EMC appetite and framework  Retention levels that consistently stay in the mid to upper 80 percent range – 85 percent at 3/31/2014 10

Commercial Lines Business Country-wide Commercial Lines Written Premiums through December 31, 2013 EMC Choice 10% Target Markets 16% Other Commercial Lines 58% Written Premiums Increase Compared Loss and Settlement Safety Groups 16% Program to Prior Year Period Expense Ratio Program Details EMC Choice 22.9% 44.1% Available at all branches – 13 select industries: auto services, boat dealers, artisan contractors, equipment dealers, financial institutions, light manufacturers, motels, hospitals, dry cleaners, wholesalers, printers, auto repair, and religious institutions Target Markets 6.0% 53.3% Branch and industry specific programs: schools, municipalities, auto/rv dealers, telecommunications, local towing, milk haulers, petroleum dealers, water/sanitation distribution, and manufactured housing Safety Groups 9 3% 44 6% Similar to Target Markets except offering dividends for favorable 11 . . loss experience

Net Premiums Earned Growth $500 $550 $ $140 $350 $400 $450 $80 $100 120 $200 $250 $300 $ i n m i l l i o n s ) $40 $60 n m i l l i o n s ) $0 $50 $100 $150( $ $0 $20 Three months Th th ( $ i 2011 2012 2013 Reinsurance Segment P&C I S t ended March 31, 2013 ree mon s ended March 31, 2014 Reinsurance Segment P&C Insurance Segment 12 nsurance egmen Net Premiums Earned Net Premiums Earned

Growth in Premiums Earned Through March 31 2014 Property and Casualty Insurance Segment up 9.2 percent Commercial Lines , Line  Rate level increases on renewal business  Growth in insured exposures  Increase in retained policies policie Personal Lines  Intentional reduction in policy count to lessen exposure concentrationsIntentiona reductio Reinsurance Segment up 14.5 percent I i t lt t fi t itt i 2013 ncrease n a pro ra a casua y accoun rs wr en n  Increase in pro rata property business due to an upward revision of total expected ultimate premiums from all accounts  Addition of some new business 13

Rate Compare System  Unique and powerful online system that rates exposures of commercial renewal policies at current and prior period rates  Provides a measure of the actual rate increase obtained by policy, account, underwriter, line of business or branch  Ability to drill down on aggregate results to see details driving the numbers  Used in performance management to achieve desired rate level performanc increases  Provides a tool to provide accountability for our branch offices and underwriters  Near real-time measure of rate changes on renewal policies 14

Commercial Rate Changes Have Outpaced Industry 8.0% 10.0% 4.0% 6.0% C h a n g e 0.0% 2.0% T o t a l R a t e -4.0% -2.0% 2010Q1 2010Q2 2010Q3 2010Q4 2011Q1 2011Q2 2011Q3 2011Q4 2012Q1 2012Q2 2012Q3 2012Q4 2013Q1 2013Q2 2013Q3 2013Q4 2014Q1 EMC -1.9% -1.0% -2.3% -2.0% -0.4% 0.6% 1.6% 2.4% 3.7% 5.7% 7.3% 7.2% 7.9% 7.7% 7.1% 7.2% 5.6% MarketScout -4.3% -3.3% -3.3% -4.7% -4.7% -3.7% -1.3% 0.7% 2.0% 3.7% 4.7% 4.7% 4.7% 4.8% 4.3% 3.7% 2.7% -6.0% 15 Note: MarketScout rate change is calculated using an average of monthly MarketScout data.

Commercial Lines Renewal Premium Changes P li R l P i C d P i P li P i d (S P li i ) 19.5%20 0% 25.0% o cy enewa rem ums ompare to r or o cy er o ame o c es Exposure Change Rate Change Premium Change 16.9% 14.9% 9 9% 15.0% . 8.8% 5.7% 1.3% 3.3% 8.9% . 8.3% 5.0% 10.0% -1.4% -0.4% 5 0% 0.0% -0.4% -0.9% -10.0% - . 16

Loss Cost Trend Seven Major Lines of Direct Business Compound Ultimate Accident Year Trend: 2009-2013*  Loss cost trend provides a measure f th h i th 3.8% 3.0% 4.0%o e c ange n e Company’s losses and is calculated using the change in 1.2% 1.0% 2.0% Frequency Severity frequency of normalized claim counts and the change in severity -1.0% 0.0% Loss Cost Trend severit of the claims adjusted for changes in rate * -2.5% -3.0% -2.0%levels. 17 Excluding catastrophe and storm losses, and excess losses

EMCI Reserving Methodology… i f d i t i i i t t l l f ll d Indicated vs. Carried Statutory-Basis Reserves (Net Basis) $650 s ocuse on ma n a n ng a cons s en eve o overa reserve a equacy. $572 $602 $584 $584 $600 $549 $504 $527 $488 $509 $555 $500 $550 ( $ i n M i l l i o n s ) $450 ( $400 12/31/2012 12/31/2013 High Estimate Selected High Estimate Selected Low Estimate 18 Low Estimate Carried Reserve

Reserving Methodology – Property and C lt I S t1asua y nsurance egmen  Management does not use accident year loss picks to establish carried reserves  The following reserves are established independently and added together to get the total loss and settlement expense reserve: settlemen  Case loss reserves (including Bulk case loss reserves)  IBNR loss reserves  Settlement expense reserves  Bulk case loss reserves supplement the aggregate case loss reserves  Used to establish the best estimate of liability for reported claims 1See presentation Appendix for additional information regarding the Property and casualty insurance segment’s reserving methodology. 19

Health Reimbursement Arrangement  Effective January 1, 2015, Employers Mutual Casualty Company (Employers Mutual) will be replacing its retiree healthcare plan with a new Employers Mutual- funded Health Reimbursement Arrangement. Financial Impact:  As of December 31, 2013, EMCI’s share of the plan’s projected benefit obligation declined $26 9 million As a result stockholders’ equity increased $17 5 million after . . , . tax.  Substantial decline in the plan’s net periodic benefit cost beginning in 2014  A ti ti f th i i dit i t d ith th l d tmor za on o e pr or serv ce cre assoc a e wit e p an amen men , coupled with declines in both the service cost and interest cost components of net periodic benefit cost of the revised plan, will result in approximately $3.1 million of net periodic benefit income in 2014, compared to $3.0 million of expense in 2013.  As the amortization of the prior service credit is reflected in net income, it will be reclassified out of accumulated other comprehensive income so that 20 stockholders’ equity is not impacted.

GAAP Combined Ratios 120.0% 140.0% Catastrophe and Storm Losses GAAP Combined Ratio Excluding Catastrophe and Storm Losses 7 . 4% 1 3 . 5% 8 . 2% 1 0 . 8% 1 9 . 3% 1 1 . 7% 9 . 4% 5 . 6% 80.0% 100.0% 9 0 . 3% 9 5 . 1% 9 2 . 3% 9 1 . 5% 9 6 . 0% 8 7 . 9% 8 8 . 5% 9 2 . 6% 40.0% 60.0% 0 0% 20.0% 97.7% 108.6% 100.5% 102.3% 115.3% 99.6% 97.9% 98.2%Total Combined Ratio . 2007 2008 2009 2010 2011 2012 2013 Q1 2014 21 NOTE: Record catastrophe and storm losses in 2008 and 2011

Book Value Per Share $45.00 $25.83 $25.67 $28.07 $27.37 $31.08 $34.21 $35.42 $29 78 $30.34 $30.00 $20.94 $22.72 $21.69 $24.45 $26.18 $25.25 $27.38 . $15.00 $- Book Value Book Value excluding Accum. Other Comp. Income Change in BV 15.1% -18.9% 22.6% 9.3% -2.5% 13.6% 10.1%* 3.5% * Approximately 4 2 percentage points ($1 32 per share) of the increase is attributable to a change in Employers Mutual Casualty Company’s 2007 2008 2009 2010 2011 2012 2013 Q1 2014 22 . . retiree healthcare plan. See additional detail on slide 20.

Balance Sheet  Investments  $1 3 billion invested assets March 31, 2014 .  80.9 percent fixed maturity securities (based on fair value) • 99.6 percent investment grade  10-yr average total rate of return on equity portfolio: 8.78 percent 10 S&P 500 t t l t f t 7 42 t• -yr average o a ra e o re urn: . percen  Loss and Settlement Expense Reserves  Quarterly internal actuarial reviews  Any necessary adjustments are made on a timely basis  Debt  Only debt is $25 million of surplus notes issued by the property and casualty insurance subsidiaries to Employers Mutual • 2013 annual interest rate of 1.35 percent (effective 2/1/2013, adjusted every 5 years) 23

Investment Portfolio ($ in millions) Total Investments as of March 31, 2014 S-T & Other Stock Characteristics (MV) 3/31/14 Investments $66.8 5.3% Equity Securities Harris Schafer-Cullen MLPs Preferred Stk. Market Value $97.3 mil $59.6 mil $6.6 mil $12.2 mil Dividend Yield 1.8% 4.0% 5.6% 5.0% Strategy Core Equity Dividend Dividend Dividend $175.7 13.8% Bond Portfolio Characteristics (Managed Internally, Including S-T Investments, Excluding Interest Only Securities) 2 73%Option Adjusted Yield Average Quality Duration (Effective) Average Life Coupon 3.99% AA2 5.18 5.40 years L-T Bonds $1,030.0 80.9% . 3.84% Current Yield 24

Action Taken to Help Protect Value of Equity Portfolio  Hired outside manager to implement equity tail risk hedging implemen -ris hedgin strategy during the first quarter of 2014 to help protect EMCI from significant monthly downside price volatility in the equity markets  There is a cost associated with this protection, which will be reflected in realized gains/losses. Management views this cost similar to the cost of an insurance policy. 25

No change in quality guidelines or chang qualit conservative investment philosophy. 26

Capital Management Quarterly Dividend  The Company has paid a quarterly dividend since its inception in 1982 The most recent quarterly dividend of $0 23 per share was declared . . on May 22, 2014. It is payable on June 10, 2014 to shareholders of record on June 3, 2014. EMCI Stock Repurchase Program  In November 2011, EMCI’s Board authorized a new $15 million stock repurchase program upon the completion of the previous $25 million repurchase program. No stock has been repurchased under this program. EMCC Stock Purchase Program  In May 2005, EMCC’s Board authorized a $15 million stock purchase program, which is 70 percent complete (dormant while EMCI’s program is in effect). 27

2014 Guidance  Based on results for the first quarter of 2014 and management’s expectations for the remainder of the year, management revised its 2014 operating income guidance from the previous range ofit 201 operatin ncom guidanc ro previou rang $3.00 to $3.25 per share to a range of $2.65 to $2.90 per share.  The revised guidance is based on a projected GAAP combined base ratio of 98.3 percent for the year, with nominal changes to the other assumptions utilized in the projection. NOTE: Operating income is a non-GAAP financial measure, calculated by excluding net realized investment gains from net income. C f ff f Disclaimer: The 2014 earnings guidance was revised as of May 8, 2014, the date of EMCI’s first quarter earnings release. The Company will not update or comment on its previous earnings guidance until the Company provides an update in its second quarter earnings release or an update is dictated by the Company’s policy for issuing a pre-release of quarterly operating results. The ompany’s calculation o operating income may di er rom similar measures used by other companies, so investors should exercise caution when comparing the Company’s measure of operating income to the measure of other companies. Management’s projected operating income guidance is also considered a non-GAAP financial measure. Management believes operating income is useful to investors because it illustrates the performance of our normal, ongoing operations, which is important in understanding and evaluating our financial condition and results of operations. While this measure is consistent with measures utilized by investors to evaluate performance, it is not a substitute for the GAAP financial measure of net income. A reconciliation of the non-GAAP financial 28 measure of operating income to the GAAP financial measure of net income is available on the Company’s website at www.emcins.com/ir in the Company’s news releases regarding quarterly financial results.

Investment Highlights  Access to a large capital base and a diversified and seasoned book of business through participation in the EMCC pool  Regional, decentralized operating structure (Midwest focus)  Proven ability to deliver attractive returns to shareholders:  Compound annual total shareholder return of 8 7 percent over the past 10 . years and 11.4 percent over the past 20 years*  Dividend yield of 2.6 percent as of 3/31/2014 C i i hil h onservat ve nvestment p osop y  Experienced senior management 29 * Source: Bloomberg as of 3/31/2014

Appendix 3030

Award-Winning Workplace 26th of 40 Best Companies for LeadersNo. 5 Top Workplace in Iowa Chief Executive BEST COMPANIES FOR LEADERS 2014 No 115 Top Workplace in U S Forbes 100 Most Trustworthy Companies. . . 31

Property and Casualty Insurance S t’ R i M th d legmen s eserv ng e o o ogy The Company’s reserving methodology is focused on maintaining a consistent level of overall reserve adequacy. Management does not use accident year loss picks to establish the Property and Casualty Insurance segment’s carried reserves. Case loss and IBNR loss reserves, as well as settlement expense reserves, are established independently of each other and added together to get the total loss and settlement expense reserve. The Property and Casualty Insurance segment’s reserving methodology also includes bulk case loss reserves, which supplement the aggregate case loss reserves and are used by management to establish its best estimate of liability for reported claims. There is an inherent amount of uncertainty involved in the establishment of insurance liabilities. This uncertainty is greatest in the current and more recent accident years because a smaller percentage of the expected ultimate claims have been reported , adjusted and settled compared to more mature accident years. For this reason, carried reserves for these accident years reflect prudently conservative assumptions. As the carried reserves for these accident years run off, the overall expectation is that, more often than not, favorable development will occur. However, there is also the possibility that the ultimate settlement of liabilities associated with these accident years will show adverse development, and such adverse development could be substantial. The Property and Casualty Insurance segment’s bulk reserves (formula IBNR loss reserve, bulk case loss reserve and settlement expense reserve) are initially established for all accident years combined, and are then allocated to the various accident years for financial reporting purposes. It is important to note that development on prior years’ reserves resulting solely from changes in the allocation of bulk reserves between the current and prior accident years does not have an impact on earnings. This is due to the fact that such development is simply a mathematical by-product of the mechanical process used to reallocate bulk reserves to the various accident years for financial reporting purposes Earnings are only impacted by changes in the total amount of carried . reserves. For the reasons noted above, development amounts reported on prior accident years’ reserves are less meaningful under the Company’s reserving methodology than reserving methodologies used by other companies. Accordingly, from management’s perspective, whether the Company has maintained a consistent level of overall reserve adequacy is more relevant to 32 understanding the Company’s results of operations than the composition of the underwriting results between the current and prior accident years.

Reserve Development Under the reserving methodology utilized by the property and casualty insurance segment, IBNR loss reserves, bulk case loss reserves and settlement expense reserves are established in total, and the total is then allocated to the various accident years. During the year-end allocation process, a portion of the total bulk reserves may be reallocated from the current accident year to prior accident years, or from prior accident years to the current id t t hi th t i l d t t’ d i d l l b id t Whacc en year, o ac eve e ac uar a epar men s es re reserve eve s y acc en year. en reserves are moved to, or from, prior accident years, the change is reported as development on prior years’ reserves. However, this type of development is “mechanical” in nature, and does not have an impact on earnings because the total amount of carried reserves did not change. Therefore, we identify, quantify and disclose this “mechanical” development so that users of the Company’s financial statements can better understand how 2013 2012 2011 R t d t f f bl d l t development on prior years’ reserves impacts the Company’s results of operations. epor e amoun o avora e eve opmen experienced on prior years' reserves $ (12,785,000) $ (25,733,000) $ (33,099,000) Adjustment for (adverse) favorable development resulting solely from changes in the allocation of bulk b t th t d i id treserves e ween e curren an pr or acc en years in the P&C insurance segment (no impact on earnings) 6,526,000 (4,551,000) 1,396,000 Implied amount of favorable development that had an impact on earnings $ (6,259,000) $ (30,284,000) $ (31,703,000) 33

Investment Portfolio ($ in millions) As of March 31 2014 , Portfolio Allocation Treasuries/Agencies Municipal Bonds $360.4 28.3% Commercial Mortgage Backed Bonds $59.4 4.7% RMBS/ABS $105 6 $157.2 12.4% . 8.3% S-T Investments*/Other $66.8 5.2% Corporate Bonds $347.4 Equity Portfolio Financial Services $28 7 Non-redeemable preferred $12.2 Common & Preferred Stock 27.3% BAA BA and Long-term Bond Quality . 16.3% Information Technology $23.9 Industrials $14.6 8 3% Other $16.8 9.6% 6.9% $175.7 13.8% AAA 32.8%A 26.0% 6.3% below 0.4% 13.6% Energy $21.5 12.2%Healthcare Consumer St l Consumer Discretionary $21.0 12.0% . AA 34.5% 34 * Short-term investments do not have an investment quality rating due to their short-term nature $23.3 13.3% ap es $13.7 7.8%

Net Investment Income ($ in thousands) $50 000 $60,000 $40,696 $46,692 $48,482 $48,403 $47,759 $49,489 $46,111 $44,145 $43,022 $40,000 , $20 000 $30,000 $10,000 , $- 2005 2006 2007 2008 2009 2010 2011 2012 2013 35

Bond Portfolio Expected Cash Flows $250,000 Total Principal Cash Flows As of 12/31/2013 $200,000 Total Interest Cash Flows $100,000 $150,000 ( $   i n   0 0 0 ’ s ) $50,000 $0 36 NOTE: Cash flows to expected call date. The 2014 amount includes cash and short-term investments.

Selected Financial Results ($ i th d t h t ) n ousan s, excep per s are amoun s 2013 2012 2011 2010 2014 2013 Revenues Premiums earned 515,506$ 458,846$ 416,402$ 389,122$ 133,080$ 120,497$ Investment income excl realized gains 43 022 44 145 46 111 49 489 11 855 10 443 Three Months Ended March 31, (Unaudited) Year Ended December 31, , . , , , , , , Other income 826 859 828 783 201 235 Expenses Losses and settlement expenses (333,287) (303,388) (342,974) (254,641) (88,969) (72,574) Acquisition and other expenses (174,211) (156,845) (140,662) (146,174) (42,540) (40,760) *Operating income (loss) before taxes 51 856$ 43 617$ (20 295)$ 38 579$ 13 627$ 17 841$ , , , , , , Net income (loss) 43,519$ 37,966$ (2,737)$ 31,349$ 10,595$ 14,273$ Net income (loss) per share 3.33$ 2.95$ (0.21)$ 2.40$ 0.79$ 1.10$ Loss and settlement expense ratio 64.7% 66.1% 82.4% 65.4% 66.9% 60.2% Acquisition expense ratio 33.2% 33.5% 32.9% 36.9% 31.3% 33.6% Combined ratio 97.9% 99.6% 115.3% 102.3% 98.2% 93.8% Aft t i t her- ax mpac per s are: Catastrophe and storm losses (2.41)$ (2.70)$ (4.04)$ (2.10)$ (0.36)$ (0.27)$ Implied favorable development 0.31 1.53 1.60 2.83 0.13 0.21 Impairment losses - (0.01) (0.30) (0.12) (0.02) - Total (2.10)$ (1.18)$ (2.74)$ 0.61$ (0.25)$ (0.06)$ 37 * Operating income is a non-GAAP financial measure. See Note on page 28 for additional information.

Three Months Ended March 31, 2014 - At a Glance Premiums Earned – $133.1 million ($120.5 million in 2013) Catastrophe and Storm Losses – $7.4 million ($5.4 million in 2013)  $0 36 per share after tax ($0 27 per share after tax in 2013). . Large Losses – $4.2 million ($2.9 million in 2013)  $0.20 per share after tax ($0.15 per share after tax in 2013) Net Realized Investment Gains – $0.8 million ($1.7 million in 2013)  $0.06 per share ($0.13 per share in 2013) GAAP Combined Ratio – 98.2 percent (93.8 percent in 2013) *Net Operating Income – $0.73 per share ($0.97 per share in 2013) Net Income – $0.79 per share ($1.10 per share in 2013) Book Value – $35.42 per share ($34.21 at December 31, 2013) 38 *Net operating income is a non-GAAP financial measure. See Note on page 28 for additional information.

Contact: Steve Walsh, CPA Director Investor Relations 717 Mulberry Street | Des Moines, IA 50309 | 515-345-2515 emcins group@emcins com | www emcins com/ir. . . . ©Copyright EMC Insurance Group Inc. 2013. All rights reserved.